Q1 2024 Update Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 06 Vehicle Capacity            07 Core Technology                   08 Other Highlights 09 Outlook 10 Photos & Charts                                                                     11 Key Metrics                                                                           22 Financial Statements 24 Additional Information 30

S U M M A R Y H I G H L I G H T S (1) Excludes SBC (stock-based compensation), net of tax; (2) Free cash flow = operating cash flow less capex; (3) Includes cash, cash equivalents and investments; (4) Calculated by dividing Cost of Automotive Sales Revenue by respective quarter’s new deliveries (ex-operating leases); (5)Active driver supervision required; does not make the vehicle autonomous.   Profitability $1.2B GAAP operating income in Q1 $1.1B GAAP net income in Q1 $1.5B non-GAAP net income1 in Q1 We experienced numerous challenges in Q1, from the Red Sea conflict and the arson attack at Gigafactory Berlin, to the gradual ramp of the updated Model 3 in Fremont. Excluding Cybertruck and unscheduled downtime, our COGS4 per unit declined sequentially, driven primarily by lower raw material costs.  Global EV sales continue to be under pressure as many carmakers prioritize hybrids over EVs. While positive for our regulatory credits business, we prefer the industry to continue pushing EV adoption, which is in-line with our mission. To support our growth, we have been increasing awareness and expanding vehicle financing programs, including attractive leasing terms for our customers. While many are pulling back on their investments, we are investing in future growth – including our AI infrastructure, production capacity, our Supercharger and service networks and new products infrastructure – with $2.8B of capital expenditures in Q1.   We recently undertook a cost-cutting exercise to increase operational efficiency. We also remain committed to company-wide cost reduction, including reducing COGS per vehicle. Ultimately, we are focused on profitable growth, including by leveraging existing factories and production lines to introduce new and more affordable products.  The future is not only electric, but also autonomous. We believe scaled autonomy is only possible with data from millions of vehicles and an immense AI training cluster. We have, and continue to expand, both. To make FSD (Supervised) 5 more accessible, we reduced the price of subscription to $99/month and the purchase price to $8,000 in the US. Cash Operating cash flow of $0.2B in Q1 Free cash flow2 of negative $2.5B in Q1 (AI infrastructure capex was $1.0B in Q1) $2.2B decrease in our cash and investments3 in Q1 to $26.9B Operations Increased AI training compute by more than 130% in Q1 Record energy storage deployment of 4.1 GWh in Q1 Produced over 1,000 Cybertrucks in a single week in April

FINANCIAL SUMMARY
(Unaudited)

($ in millions, except percentages and per share data)	Q1-2023	Q2-2023	Q3-2023	Q4-2023	Q1-2024	YoY
Total automotive revenues	19,963	21,268	19,625	21,563	17,378	-13%
Energy generation and storage revenue	1,529	1,509	1,559	1,438	1,635	7%
Services and other revenue	1,837	2,150	2,166	2,166	2,288	25%
Total revenues	23,329	24,927	23,350	25,167	21,301	-9%
Total gross profit	4,511	4,533	4,178	4,438	3,696	-18%
Total GAAP gross margin	19.3%	18.2%	17.9%	17.6%	17.4%	-199 bp
Operating expenses	1,847	2,134	2,414	2,374	2,525	37%
Income from operations	2,664	2,399	1,764	2,064	1,171	-56%
Operating margin	11.4%	9.6%	7.6%	8.2%	5.5%	-592 bp
Adjusted EBITDA	4,267	4,653	3,758	3,953	3,384	-21%
Adjusted EBITDA margin	18.3%	18.7%	16.1%	15.7%	15.9%	-240 bp
Net income attributable to common stockholders (GAAP)	2,513	2,703	1,853	7,928	1,129	-55%
Net income attributable to common stockholders (non-GAAP)	2,931	3,148	2,318	2,485	1,536	-48%
EPS attributable to common stockholders, diluted (GAAP)	0.73	0.78	0.53	2.27	0.34	-53%
EPS attributable to common stockholders, diluted (non-GAAP)	0.85	0.91	0.66	0.71	0.45	-47%
Net cash provided by operating activities	2,513	3,065	3,308	4,370	242	-90%
Capital expenditures	(2,072)	(2,060)	(2,460)	(2,306)	(2,773)	34%
Free cash flow	441	1,005	848	2,064	(2,531)	-674%
Cash, cash equivalents and investments	22,402	23,075	26,077	29,094	26,863	20%

4

F I N A N C I A L   S U M M A R Y Revenue Total revenue declined 9% YoY in Q1 to $21.3B. YoY, revenue was impacted by the following items:  - reduced vehicle average selling price (ASP) YoY (excl. FX impact), including unfavorable impact of mix - decline in vehicle deliveries, partially due to the Model 3 update in the Fremont factory and Giga Berlin production disruptions - negative FX impact of $0.2B1 + growth in other parts of the business + higher FSD revenue recognition YoY due to release of Autopark feature in North America Profitability Our operating income decreased YoY to $1.2B in Q1, resulting in a 5.5% operating margin. YoY, operating income was primarily impacted by the following items:  - reduced vehicle ASP due to pricing and mix - increase in operating expenses partly driven by AI, cell advancements and other R&D projects - cost of Cybertruck production ramp - decline in vehicle deliveries, partially due to the Model 3 update in the Fremont factory and Giga Berlin production disruptions + lower cost per vehicle, including lower raw material costs, freight and duties + gross profit growth in Energy Generation and Storage including IRA credit benefit + higher FSD revenue recognition YoY due to release of Autopark feature in North America Cash Quarter-end cash, cash equivalents and investments in Q1 was $26.9B. The sequential decrease of $2.2B was a result of negative free cash flow of $2.5B, driven by an inventory increase of $2.7B and AI infrastructure capex of $1.0B in Q1. (1) Impact is calculated on a constant currency basis. Actuals are compared against current results converted into USD using average exchange rates from Q1’23.

Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 YoY Model 3/Y production 421,371 460,211 416,800 476,777 412,376 -2% Other models production 19,437 19,489 13,688 18,212 20,995 8% Total production 440,808 479,700 430,488 494,989 433,371 -2%   Model 3/Y deliveries 412,180 446,915 419,074 461,538 369,783 -10% Other models deliveries 10,695 19,225 15,985 22,969 17,027 59% Total deliveries 422,875 466,140 435,059 484,507 386,810 -9%    of which subject to operating lease accounting 22,357 21,883 17,423 10,563 8,365 -63%   Total end of quarter operating lease vehicle count 153,988 168,058 176,231 176,564 173,131 12% Global vehicle inventory (days of supply)(1) 15 16 16 15 28 87%     Storage deployed (MWh) 3,889 3,653 3,980 3,202 4,053 4%     Tesla locations 1,000 1,068 1,129 1,208 1,258 26% Mobile service fleet 1,692 1,769 1,846 1,909 1,897 12%     Supercharger stations 4,947 5,265 5,595 5,952 6,249 26% Supercharger connectors 45,169 48,082 51,105 54,892 57,579 27% (1)Days of supply is calculated by dividing new vehicle ending inventory by the relevant quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). O P E R A T I O N A L   S U M M A R Y (Unaudited)

VEHICLE CAPACITY

A sequential decline in volumes was partially caused by the early phase of the production ramp of the updated Model 3 at our Fremont factory and factory shutdowns at Gigafactory Berlin resulting from shipping diversions caused by the Red Sea conflict and from an arson attack.

US: California, Nevada and Texas

Model 3 production in Fremont was down sequentially as we changed the production line to the updated model. Sequentially, Model Y production at Gigafactory Texas increased to an all-time high, while COGS per unit improved to an all-time low. The Cybertruck ramp continued successfully at Gigafactory Texas, with a sequential cost improvement in Q1. We produced over 1,000 Cybertrucks in a single week in April.

China: Shanghai

Production at Gigafactory Shanghai was down sequentially due to seasonality and planned shutdowns around Chinese New Year in Q1. Demand typically improves throughout the year. As we enter new markets, such as Chile, many of them will be supplied from Gigafactory Shanghai.

Europe: Berlin-Brandenburg

Model Y production in Berlin was down sequentially due to impacts from the Red Sea conflict and the arson attack that impacted the factory. Despite idle capacity charges and other costs from production disruptions, COGS per unit continued to decline sequentially.

Current Installed Annual Vehicle Capacity

Region	Model	Capacity	Status
California	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	>550,000	Production
Shanghai	**Model 3 / Model Y**	>950,000	Production
Berlin	**Model Y**	>375,000	Production
Texas	**Model Y**	>250,000	Production
	Cybertruck	>125,000	Production
Nevada	**Tesla Semi**	-	Pilot production
Various	**Next Gen Platform**	-	In development
TBD	**Roadster**	-	In development

Installed capacity ≠ current production rate and there may be limitations discovered as production rates approach capacity. Production rates depend on a variety of factors, including equipment uptime, component supply, downtime related to factory upgrades, regulatory considerations and other factors.


US/Canada
Europe
China
4%
3%
2%
1%
0%
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

Market share of Tesla vehicles by region (TTM)

Source: Tesla estimates based on latest available data from ACEA; Autonews.com; CAAM – light-duty vehicles only; TTM = Trailing twelve months

7

CORE TECHNOLOGY

Artificial Intelligence Software and Hardware

We have been investing in the hardware and software ecosystems necessary to achieve vehicle autonomy and a ride-hailing service. We believe a scalable and profitable autonomy business can be realized through a vision-only architecture with end-to-end neural networks, trained on billions of miles of real-world data. Since the launch of FSD (Supervised) V12 earlier this year, it has become clear that this architecture long pursued by Tesla is the right solution for scalable autonomy. To further improve our end-to-end training capability, we will continue to increase our core AI infrastructure capacity in the coming months. In Q1, we completed the transition to Hardware 4.0, our latest in-vehicle computer with increased inference processing power and improved cameras.


1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
FSD Miles
FSD V12 Miles
Mar-2021
Jul-2021
Nov-2021
Mar-2022
Jul-2022
Nov-2022
Mar-2023
Jul-2023
Nov-2023
Mar-2024

Cumulative miles driven with FSD Beta (billions; as of Apr-21-24)

Vehicle and Other Software

We rolled out FSD (Supervised) with a 30-day free trial to eligible cars in U.S. and Canada. FSD (Supervised) can change lanes, select forks to follow routes, navigate around vehicles and objects and make turns. We released Autopark to existing eligible FSD (Supervised) and Enhanced Autopilot customers. We are currently working on ride-hailing functionality that will be available in the future. We believe the Tesla software experience is best-in-class across all our products, and plan to seamlessly layer ride-hailing into the Tesla App.


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Sep-2019
Dec-2019
Mar-2020
Jun-2020
Sep-2020
Dec-2020
Mar-2021
Jun-2021
Sep-2021
Dec-2021
Mar-2022
Jun-2022
Sep-2022
Dec-2022
Mar-2023
Jun-2023
Sep-2023
Dec-2023
Mar-2024

Tesla AI Training Capacity (H100 Equivalent GPUs)

Battery, Powertrain & Manufacturing

4680 ramp continued successfully in Q1 and continues to stay ahead of the Cybertruck ramp. Costs continued to come down sequentially as scrap, yield and production rate improved.

8

OTHER HIGHLIGHTS

Our non-automotive business is becoming an increasingly profitable part of Tesla. As Megapack continues to ramp and as our fleet continues to grow, we are expecting consistent profit growth of our non-automotive business.


600
500
400
300
200
100
0
-100
-200
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

Non-Automotive gross profit ($M)

Energy Generation and Storage

Energy storage deployments increased sequentially in Q1 to a record 4.1 GWh. Energy Generation and Storage revenue and gross profit also achieved an all-time high in Q1. Revenues were up 7% YoY and gross profit was up 140% YoY, driven by increased Megapack deployments, partially offset by a decrease in solar deployments. Energy Generation and Storage remains our highest margin business. Our second general assembly line is now commissioned, and we continue to ramp our 40 GWh Megafactory in Lathrop, CA toward full capacity.


4
3
2
1
0
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

Energy Storage deployments (GWh)

Services and Other

Services and Other revenue grew 25% YoY in Q1, while gross profit was down 40% YoY. The biggest driver of gross profit reduction YoY was lower used vehicle profit, partially offset by growth in gross profit from part sales.

Starting at the end of February, we began opening our North American Supercharger Network to more non-Tesla EV owners. We will continue to onboard OEMs who have committed to NACS over the coming quarters, while also opening more sites to other EVs in regions outside North America, both of which should drive incremental revenue and profit generation.

9

O U T L O O K Volume Our company is currently between two major growth waves: the first one began with the global expansion of the Model 3/Y platform and we believe the next one will be initiated by advances in autonomy and introduction of new products, including those built on our next generation vehicle platform. In 2024, our vehicle volume growth rate may be notably lower than the growth rate achieved in 2023, as our teams work on the launch of the next generation vehicle and other products. In 2024, the growth rates of energy storage deployments and revenue in our Energy Generation and Storage business should outpace the Automotive business. Cash We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses. Furthermore, we will manage the business such that we maintain a strong balance sheet during this uncertain period. Profit While we continue to execute on innovations to reduce the cost of manufacturing and operations, over time, we expect our hardware-related profits to be accompanied by an acceleration of AI, software and fleet-based profits. Product We have updated our future vehicle line-up to accelerate the launch of new models ahead of our previously communicated start of production in the second half of 2025. These new vehicles, including more affordable models, will utilize aspects of the next generation platform as well as aspects of our current platforms, and will be able to be produced on the same manufacturing lines as our current vehicle line-up. This update may result in achieving less cost reduction than previously expected but enables us to prudently grow our vehicle volumes in a more capex efficient manner during uncertain times. This would help us fully utilize our current expected maximum capacity of close to three million vehicles, enabling more than 50% growth over 2023 production before investing in new manufacturing lines. Our purpose-built robotaxi product will continue to pursue a revolutionary “unboxed” manufacturing strategy.

P H O T O S & C H A R T S

ELECTRIC VEHICLE ADOPTION RATE REMAINS UNDER PRESSURE, ESPECIALLY OUTSIDE OF CHINA


Global BEV market share* (12-months trailing)
12%
10%
8%
6%
4%
2%
0%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024E
China
World ex-China

12

*Source: ev-volumes.com and https://www.renaultgroup.com/en/finance-2/key-figures/monthly-sales/

T H E T E S L A E C O S Y S T E M - M O R E T H A N J U S T V E H I C L E S

M O D E L 3 - S T A R T I N G A T $ 2 9 9 / M O I N T H E U . S . ( $ 1 6 0 / M O A F T E R P R O B A B L E G A S S A V I N G S)

C Y B E R T R U C K - F I N A L A S S E M B L Y L I N E

S U P E R C H A R G E R N E T W O R K - O P E N I N G U P I N N O R T H A M E R I C A

P R E V I E W O F R I D E – H A I L I N G I N T H E T E S L A A P P Demonstrative only. Actual look and features subject to change.

D O J O T R A I N I N G C L U S T E R ( N O T A R E N D E R )

M E G A P A C K - P l u s P o w e r ’ s K a p o l e i E n e r g y S t o r a g e F a c I l I t y

T E S L A S E M I - S T A R T O F C O N S T R U C T I O N N E A R G I G A F A C T O R Y N E V A D A

C O S T G R I N D - S Q U E E Z I N G E V E R Y P E N N Y O U T O F T H E v e h I c l e C O S T

Vehicle Deliveries (millions of units) K E Y   M E T R I C S   Q U A R T E R L Y (Unaudited) Operating Cash Flow ($B) Free Cash Flow ($B) Net Income ($B) Adjusted EBITDA ($B)

Operating Cash Flow ($B) Free Cash Flow ($B) K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) Net Income ($B) Adjusted EBITDA ($B) Vehicle Deliveries (millions of units)

F I N A N C I A L S T A T E M E N T S

In millions of USD or shares as applicable, except per share data Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 REVENUES           Automotive sales 18,878 20,419 18,582 20,630 16,460 Automotive regulatory credits 521 282 554 433 442 Automotive leasing 564 567 489 500 476 Total automotive revenues 19,963 21,268 19,625 21,563 17,378 Energy generation and storage 1,529 1,509 1,559 1,438 1,635 Services and other 1,837 2,150 2,166 2,166 2,288 Total revenues 23,329 24,927 23,350 25,167 21,301 COST OF REVENUES       Automotive sales 15,422 16,841 15,656 17,202 13,897 Automotive leasing 333 338 301 296 269 Total automotive cost of revenues 15,755 17,179 15,957 17,498 14,166 Energy generation and storage 1,361 1,231 1,178 1,124 1,232 Services and other 1,702 1,984 2,037 2,107 2,207 Total cost of revenues 18,818 20,394 19,172 20,729 17,605 Gross profit 4,511 4,533 4,178 4,438 3,696 OPERATING EXPENSES       Research and development 771 943 1,161 1,094 1,151 Selling, general and administrative 1,076 1,191 1,253 1,280 1,374 Total operating expenses 1,847 2,134 2,414 2,374 2,525 INCOME FROM OPERATIONS 2,664 2,399 1,764 2,064 1,171 Interest income 213 238 282 333 350 Interest expense (29) (28) (38) (61) (76) Other (expense) income, net (48) 328 37 (145) 108 INCOME BEFORE INCOME TAXES 2,800 2,937 2,045 2,191 1,553 Provision for (benefit from) income taxes 261 323 167 (5,752) 409 NET INCOME 2,539 2,614 1,878 7,943 1,144 Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests in subsidiaries 26 (89) 25 15 15 NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS 2,513 2,703 1,853 7,928 1,129     Net income per share of common stock attributable to common stockholders Basic $ 0.80 $ 0.85 $ 0.58 $ 2.49 $ 0.37 Diluted $ 0.73 $ 0.78 $ 0.53 $ 2.27 $ 0.34 Weighted average shares used in computing net income per share of common stock   Basic 3,166 3,171 3,176 3,181 3,186 Diluted 3,468 3,478 3,493 3,492 3,484 S T A T E M E N T O F O P E R A T I O N S (Unaudited)

BALANCE SHEET

(Unaudited)

In millions of USD	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Mar-24
ASSETS					
Current assets					
Cash, cash equivalents and investments	22,402	23,075	26,077	29,094	26,863
Accounts receivable, net	2,993	3,447	2,520	3,508	3,887
Inventory	14,375	14,356	13,721	13,626	16,033
Prepaid expenses and other current assets	3,227	2,997	2,708	3,388	3,752
Total current assets	42,997	43,875	45,026	49,616	50,535
Operating lease vehicles, net	5,473	5,935	6,119	5,989	5,736
Solar energy systems, net	5,427	5,365	5,293	5,229	5,162
Property, plant and equipment, net	24,969	26,389	27,744	29,725	31,436
Operating lease right-of-use assets	2,800	3,352	3,637	4,180	4,367
Digital assets, net	184	184	184	184	184
Goodwill and intangible assets, net	399	465	441	431	421
Deferred tax assets	399	537	648	6,733	6,769
Other non-current assets	4,185	4,489	4,849	4,531	4,616
Total assets	**86,833**	**90,591**	**93,941**	**106,618**	**109,226**
LIABILITIES AND EQUITY					
Current liabilities					
Accounts payable	15,904	15,273	13,937	14,431	14,725
Accrued liabilities and other	8,378	8,684	8,530	9,080	9,243
Deferred revenue	1,750	2,176	2,206	2,864	3,024
Current portion of debt and finance leases (1)	1,404	1,459	1,967	2,373	2,461
Total current liabilities	27,436	27,592	26,640	28,748	29,453
Debt and finance leases, net of current portion (1)	1,272	872	2,426	2,857	2,899
Deferred revenue, net of current portion	2,911	3,021	3,059	3,251	3,214
Other long-term liabilities	5,979	6,924	7,321	8,153	8,480
Total liabilities	**37,598**	**38,409**	**39,446**	**43,009**	**44,046**
Redeemable noncontrolling interests in subsidiaries	407	288	277	242	73
Total stockholders' equity	48,054	51,130	53,466	62,634	64,378
Noncontrolling interests in subsidiaries	774	764	752	733	729
Total liabilities and equity	**86,833**	**90,591**	**93,941**	**106,618**	**109,226**
(1) Breakdown of our debt is as follows:					
Vehicle and energy product financing (non-recourse)	**1,708**	**1,475**	**3,660**	**4,613**	**4,820**
Recourse debt	44	44	44	44	54
Total debt excluding vehicle and energy product financing	**44**	**44**	**44**	**44**	**54**
Days sales outstanding	11	12	12	11	16
Days payable outstanding	75	70	70	63	75

26

STATEMENT OF CASH FLOWS
(Unaudited)

In millions of USD	Q1-2023	Q2-2023	Q3-2023	Q4-2023	Q1-2024
CASH FLOWS FROM OPERATING ACTIVITIES					
Net income	2,539	2,614	1,878	7,943	1,144
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and impairment	1,046	1,154	1,235	1,232	1,246
Stock-based compensation	418	445	465	484	524
Deferred income taxes	(55)	(148)	(113)	(6,033)	(11)
Other	40	(47)	145	262	—
Changes in operating assets and liabilities	(1,475)	(953)	(302)	482	(2,661)
Net cash provided by operating activities	**2,513**	**3,065**	**3,308**	**4,370**	**242**
CASH FLOWS FROM INVESTING ACTIVITIES					
Capital expenditures	(2,072)	(2,060)	(2,460)	(2,306)	(2,773)
Purchases of solar energy systems, net of sales	(1)	(0)	1	(1)	(4)
Purchases of investments	(2,015)	(5,075)	(6,131)	(5,891)	(6,622)
Proceeds from maturities of investments	1,604	3,539	3,816	3,394	4,315
Proceeds from sales of investments	—	138	—	—	—
Business combinations, net of cash acquired	—	(76)	12	—	—
Net cash used in investing activities	**(2,484)**	**(3,534)**	**(4,762)**	**(4,804)**	**(5,084)**
CASH FLOWS FROM FINANCING ACTIVITIES					
Net cash flows from other debt activities	(127)	(124)	(140)	(141)	(140)
Net (repayments) borrowings under vehicle and energy product financing	(294)	(233)	2,194	952	216
Net cash flows from noncontrolling interests – Solar	(43)	(34)	(45)	(76)	(131)
Other	231	63	254	152	251
Net cash (used in) provided by financing activities	**(233)**	**(328)**	**2,263**	**887**	**196**
Effect of exchange rate changes on cash and cash equivalents and restricted cash	50	(94)	(98)	146	(79)
Net (decrease) increase in cash and cash equivalents and restricted cash	(154)	(891)	711	599	(4,725)
Cash and cash equivalents and restricted cash at beginning of period	16,924	16,770	15,879	16,590	17,189
Cash and cash equivalents and restricted cash at end of period	16,770	15,879	16,590	17,189	12,464

27

RECONCILIATION OF GAAP TO NON–GAAP FINANCIAL INFORMATION
(Unaudited)

In millions of USD or shares as applicable, except per share data	Q1-2023	Q2-2023	Q3-2023	Q4-2023	Q1-2024
Net income attributable to common stockholders (GAAP)	**2,513**	**2,703**	**1,853**	**7,928**	**1,129**
Stock-based compensation expense, net of tax	418	445	465	484	407
Release of valuation allowance on deferred tax assets	—	—	—	(5,927)	—
Net income attributable to common stockholders (non-GAAP)	**2,931**	**3,148**	**2,318**	**2,485**	**1,536**
Less: Buy-out of noncontrolling interest	(5)	—	2	1	(42)
Net income used in computing diluted EPS attributable to common stockholders (non-GAAP)	**2,936**	**3,148**	**2,316**	**2,484**	**1,578**
EPS attributable to common stockholders, diluted (GAAP)	**0.73**	**0.78**	**0.53**	**2.27**	**0.34**
Stock-based compensation expense per share, net of tax	0.12	0.13	0.13	0.14	0.11
Release of valuation allowance on deferred tax assets per share	—	—	—	(1.70)	—
EPS attributable to common stockholders, diluted (non-GAAP)	**0.85**	**0.91**	**0.66**	**0.71**	**0.45**
Shares used in EPS calculation, diluted (GAAP and non-GAAP)	3,468	3,478	3,493	3,492	3,484
Net income attributable to common stockholders (GAAP)	**2,513**	**2,703**	**1,853**	**7,928**	**1,129**
Interest expense	29	28	38	61	76
Provision for (benefit from) income taxes	261	323	167	(5,752)	409
Depreciation, amortization and impairment	1,046	1,154	1,235	1,232	1,246
Stock-based compensation expense	418	445	465	484	524
Adjusted EBITDA (non-GAAP)	**4,267**	**4,653**	**3,758**	**3,953**	**3,384**
Total revenues	23,329	24,927	23,350	25,167	21,301
Adjusted EBITDA margin (non-GAAP)	**18.3%**	**18.7%**	**16.1%**	**15.7%**	**15.9%**

28
TESLA

R E C O N C I L I A T I O N O F G A A P T O N O N – G A A P F I N A N C I A L I N F O R M A T I O N
(Unaudited)

In millions of USD	3Q-2020	4Q-2020	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024
Net cash provided by operating activities (GAAP)	2,400	3,019	1,641	2,124	3,147	4,585	3,995	2,351	5,100	3,278	2,513	3,065	3,308	4,370	242
Capital expenditures	(1,005)	(1,151)	(1,348)	(1,505)	(1,819)	(1,810)	(1,767)	(1,730)	(1,803)	(1,858)	(2,072)	(2,060)	(2,460)	(2,306)	(2,773)
Free cash flow (non-GAAP)	1,395	1,868	293	619	1,328	2,775	2,228	621	3,297	1,420	441	1,005	848	2,064	(2,531)

In millions of USD	3Q-2020	4Q-2020	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024
Net income attributable to common stockholders (GAAP)	331	270	438	1,142	1,618	2,321	3,318	2,259	3,292	3,687	2,513	2,703	1,853	7,928	1,129
Interest expense	163	246	99	75	126	71	61	44	53	33	29	28	38	61	76
Provision for (benefit from) income taxes	186	83	69	115	223	292	346	205	305	276	261	323	167	(5,752)	409
Depreciation, amortization and impairment	584	618	621	681	761	848	880	922	956	989	1,046	1,154	1,235	1,232	1,246
Stock-based compensation expense	543	633	614	474	475	558	418	361	362	419	418	445	465	484	524
Adjusted EBITDA (non-GAAP)	1,807	1,850	1,841	2,487	3,203	4,090	5,023	3,791	4,968	5,404	4,267	4,653	3,758	3,953	3,384

In millions of USD	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024
Net cash provided by operating activities – TTM (GAAP)	9,184	9,931	11,497	13,851	14,078	16,031	14,724	13,242	13,956	12,164	13,256	10,985
Capital expenditures – TTM	(5,009)	(5,823)	(6,482)	(6,901)	(7,126)	(7,110)	(7,158)	(7,463)	(7,793)	(8,450)	(8,898)	(9,599)
Free cash flow – TTM (non-GAAP)	4,175	4,108	5,015	6,950	6,952	8,921	7,566	5,779	6,163	3,714	4,358	1,386

In millions of USD	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024
Net income attributable to common stockholders – TTM (GAAP)	2,181	3,468	5,519	8,399	9,516	11,190	12,556	11,751	12,195	10,756	14,997	13,613
Interest expense – TTM	583	546	371	333	302	229	191	159	143	128	156	203
Provision for (benefit from) income taxes – TTM	453	490	699	976	1,066	1,148	1,132	1,047	1,165	1,027	(5,001)	(4,853)
Depreciation, amortization and impairment – TTM	2,504	2,681	2,911	3,170	3,411	3,606	3,747	3,913	4,145	4,424	4,667	4,867
Stock-based compensation expense – TTM	2,264	2,196	2,121	1,925	1,812	1,699	1,560	1,560	1,644	1,747	1,812	1,918
Adjusted EBITDA – TTM (non-GAAP)	7,985	9,381	11,621	14,803	16,107	17,872	19,186	18,430	19,292	18,082	16,631	15,748

29
TTM = Trailing twelve months

A D D I T I O N A L   I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its first quarter 2024 financial results conference call beginning at 4:30 p.m. CT on April 23, 2024 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense. "Free cash flow" is operating cash flow less capital expenditures. Average cost per vehicle is cost of automotive sales divided by new vehicle deliveries (excluding operating leases). “Days sales outstanding” is equal to (i) average accounts receivable, net for the period divided by (ii) total revenues and multiplied by (iii) the number of days in the period. “Days payable outstanding” is equal to (i) average accounts payable for the period divided by (ii) total cost of revenues and multiplied by (iii) the number of days in the period. “Days of supply” is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days. Constant currency impacts are calculated by comparing actuals against current results converted into USD using average exchange rates from the prior period. NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, strategy, ramp, production and capacity, demand and market growth, cost, pricing and profitability, investment, deliveries, deployment, availability and other features and improvements and timing of existing and future Tesla products; statements regarding operating margin, operating profits, spending and liquidity; and statements regarding expansion, improvements and/or ramp and related timing at our factories are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at our factories; our ability to ramp our factories in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our annual report on Form 10-K filed with the SEC on January 26, 2024. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.